UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                  -----------

                           TEMPLETON GROWTH FUND, INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                          ----------------
Date of fiscal year end: 8/31
                        -------

Date of reporting period:  2/28/09
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.


FEBRUARY 28, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

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                                                                          GLOBAL

                           TEMPLETON GROWTH FUND, INC.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Growth Fund, Inc. ...............................................    3
Performance Summary .......................................................   12
Your Fund's Expenses ......................................................   15
Financial Highlights and Statement of Investments .........................   17
Financial Statements ......................................................   26
Notes to Financial Statements .............................................   30
Shareholder Information ...................................................   39

Shareholder Letter

Dear Shareholder:

During the six months ended February 28, 2009, world economies entered into a significant slowdown spawned by the U.S. housing and credit market crises. Despite coordinated efforts by many governments to address these problems, the severe economic conditions and high degree of uncertainty fueled market volatility. Most major equity indexes suffered double-digit losses for the reporting period. Although this difficult environment is bound to provoke great concern, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, including global stock markets' severe declines of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and recovery.

Templeton Growth Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl
Gary P. Motyl, CFA
President and Chief Executive Officer - Investment Management
Templeton Growth Fund, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Growth Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton Growth Fund covers the period ended February 28, 2009.

PERFORMANCE OVERVIEW

Templeton Growth Fund - Class A had a -44.66% cumulative total return for the six months under review. The Fund performed comparably to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -43.38% total return for the same period.(1) For the 10-year period ended February 28, 2009, Templeton Growth Fund - Class A delivered a +16.87% cumulative total return, compared with the MSCI World Index's -19.10% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

During the six months ended February 28, 2009, global economic conditions continued to deteriorate. Business capital investment and consumer spending in the U.S. and abroad showed steep declines, unemployment rose steadily, and business and consumer confidence fell to new lows. In the U.S., gross domestic product (GDP) fell 6.3% on an annualized basis in the fourth

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 2/28/09, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +1.57%, compared with the -2.10% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                              Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/09

(BAR CHART)

Europe                                      47.3%
North America                               37.7%
Asia                                        11.6%
Latin America & Caribbean                    0.1%
Short-Term Investments & Other Net Assets    3.3%

quarter of 2008.(2) GDP in the eurozone fell 1.5% in the final three months of 2008 and is expected to decelerate further in 2009.(3)

The economic slowdown and the seize-up in global credit markets, accompanied by a decline in inflation indexes, led to easing of monetary policies in the U.S., Europe and many other industrialized and emerging countries. The U.S. Federal Reserve Board cut rates aggressively, as did the European Central Bank and the Bank of England. As of the end of the reporting period, interest rates in the U.S. were near zero.

In addition, several countries enacted robust stimulus programs in response to the global slowdown. In February 2009, the U.S. Congress passed President Obama's fiscal stimulus package. The package totaled $787 billion and included tax cuts and government spending of nearly $600 billion in 2009-2010 alone. In Europe, deteriorating economic conditions led a number of large countries to also introduce substantial stimulus packages and to continue attempts to revive basic bank lending.

China announced a fiscal stimulus package during the period, which equaled about 15% of the country's 2008 GDP.(4) Although most observers believed this figure overstated the actual stimulus effect, the package was significant and reflected Chinese authorities' desire to avoid the social unrest that might come with rising joblessness. With 6.8% year-over-year growth in fourth quarter 2008, China's GDP declined to its slowest growth rate in seven years, although it was still high relative to any other major economy.(5) Along with making five successive rate cuts in late 2008, Chinese authorities introduced a series of measures and public works projects to stimulate internal consumption and help offset a slowdown in export growth.

Against this challenging economic backdrop, most global equity markets were volatile, and nearly all local indexes suffered significant losses for the six-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets, primarily outside the banking industry, remained relatively strong.

(2.) Source: Bureau of Economic Analysis.

(3.) Source: European Central Bank.

(4.) Source: International Monetary Fund.

(5.) Source: National Bureau of Statistics, China.


                              4 | Semiannual Report

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

During the six months under review, nearly all investible asset classes in the world's markets dramatically deteriorated. The scale and scope of the downturn was comprehensive and was highly correlated across asset classes. By period-end, stock indexes were setting new bear market lows at levels in some cases less than half their 2007 peaks and, since then, more than $20 trillion have been lost globally in equity markets. The failure of U.S. investment bank Lehman Brothers at the beginning of the period seemed to unleash a systemic domino effect on financial institutions around the world. Subsequently, the global economy suffered as risk aversion increased, credit markets seized and large-scale deleveraging occurred. The dramatic downturn we have since experienced has left many questioning what caused the system to fail so spectacularly. Disregarding the shortcomings of specific individuals, agencies or institutions, the financial conventions largely responsible for the current situation were leverage and securitization. Over the past two decades, the financial system accrued significantly increased leverage, which was largely channeled into quantitatively engineered structured assets conceived by bankers and traders. Issuers and holders of a significant portion of these assets constituted a "shadow banking system" that operated outside the scope of regulatory oversight and grew exponentially to dwarf the size of the traditional banking system and securities markets.

The securitization and packaging of the cash flows of prime and subprime mortgages, credit cards, car loans and other assets into derivative securities became increasingly prevalent. Numerous entities, including hedge funds, insurance companies, banks, sovereign wealth funds and other special purpose vehicles, purchased such securities for their extra yield and their purported risk diversification. Years of accommodative monetary policy and low interest rates, excessive credit creation, low risk aversion and leveraged buying, as well as lax regulatory supervision and poor risk management, allowed such securities to accumulate in the financial system. At its peak, the "shadow banking system"


                              Semiannual Report | 5
was estimated to have grown to more than 10 times global GDP.(6) As long as the asset prices that served as collateral for these structured securities increased and the underlying cash flows were being collected, the leverage used to finance them enhanced returns for their holders. But, the liquidity wave receded just as the housing recession was gathering momentum and broader economic contraction was in its early stages. The housing market weakness resulted in sustained price declines for the collateral underlying the structured debt (primarily home prices), and the general economic weakness resulted in rising default rates on the original loans. Consequently, the structured securities that were supposed to diversify risk and smooth out returns instead concentrated risk and pegged returns to an unstable web of economic relationships.

By originating, distributing and trading these derivative securities, financial and other institutions searching for yield took on exposure to an increasingly overvalued housing market. Unwittingly, they also jeopardized the functionality of credit markets, the lifeblood of the capitalist system. Ultimately, these securities' severe price declines, exacerbated by their illiquidity when their undercapitalized holders needed to collectively sell them to repair their balance sheets, threatened the solvency of the overall financial system. Holders, including banks, investment banks and insurance companies, began writing down the value of these unmarketable securities, which eroded their capital bases and necessitated further sales and capital-raising schemes. However, traditional credit markets were essentially closed, as banks balked at lending much-needed cash to entities whose ongoing solvency was uncertain. In our analysis, we believed beleaguered financial firms, desperate for capital, had the following options: dilute shareholders through equity rights issues, issue debt at penurious interest rates, become forced sellers of any remaining marketable assets, draw on government bailout facilities and accept the consequences of taxpayer funding, or simply, fail.

The reversal of credit creation (i.e., credit destruction or deleveraging) also began to weigh heavily on the real economy during the period under review. Already suffering from investment losses and home-price depreciation, and facing an increasingly difficult labor market, consumers recoiled and retrenched. Meanwhile, businesses hurried to cut costs, and the collective belt-tightening effectively muted the demand side of the global economy. Previously fast-growing emerging markets, which generally supply the developed world with goods and services, lost their biggest customers, and their own domestic demand proved unable to fill the gap, resulting in the first truly global recession since World War II. As economic conditions around

(6.) Source: THE GLOBE AND MAIL, Canada, 9/27/08.


                              6 | Semiannual Report
the world deteriorated, demand for commodities plummeted, and, subsequently, global trade shrank significantly. Valuations for many of the energy and materials stocks that had rallied earlier in 2008 collapsed along with demand, and the world's inflationary momentum turned decidedly deflation-ary by period-end.

No region was immune from the ensuing equity market rout, and many of the Fund's global equity holdings were affected. In general, Asian markets fared best, and European markets, which declined every month during the reporting period, fared worst. Volatile currency swings also impacted the portfolio. The euro's marked decline versus the U.S. dollar during the period was a detractor from relative performance, as the Fund's overweighting in Europe relative to the MSCI World Index negatively impacted euro-denominated investments. Inversely, the Fund's underweighted exposure to the U.S. curtailed the positive effects of the dollar's rally.

Industrials stocks were significant laggards during the six months under review, as the gathering global recession punished stocks considered to have economically sensitive revenue streams.(7) General Electric (GE) and Siemens, large engineering firms based in the U.S. and Germany, respectively, were among the Fund's biggest detractors from absolute performance. We trimmed our GE position during the period as, in our analysis, the company's balance sheet became increasingly strained and its cash-flow generating ability deteriorated, ultimately necessitating participation in the government's Temporary Liquidity Guarantee Program (TLGP), which permitted GE Capital (the company's financing arm) to issue debt backed by the Federal Deposit Insurance Corporation (FDIC). Since we began reducing exposure at the beginning of January, the stock had fallen almost 50% in value. At period-end levels, we believed the stock was once again undervalued on a sum-of-the-parts basis, and we retained our reduced weighting. Siemens, another core holding, became a larger Fund position than GE, and we remained confident in the new management team's ability to restructure operations, cut costs, and align its interests with those of the company's shareholders. Our consumer discretionary stocks, another economically sensitive sector, also underperformed the overall index in a period when consumer confidence fell to its lowest level on record.(8) The Fund's media industry holdings hurt performance largely due to a softening advertising environment. The sector's automobiles and components and retailing industries, both closely correlated with credit conditions and the economic cycle, were also notable detractors.

TOP 10 COUNTRIES

Based on Equity Securities 2/28/09

              % OF TOTAL
              NET ASSETS
              ----------
U.S.             37.7%
U.K.             15.5%
France           10.2%
Germany           6.1%
Switzerland       5.3%
South Korea       3.8%
Japan             3.6%
Italy             2.8%
Netherlands       2.5%
Singapore         1.8%

(7.) The industrials sector comprises aerospace and defense, air freight and logistics, industrial conglomerates, professional services, and trading companies and distributors in the SOI.

(8.) The consumer discretionary sector comprises auto components; automobiles;
     hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; and specialty retail in the SOI.


                             Semiannual Report | 7

TOP 10 EQUITY HOLDINGS
2/28/09

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
------------------------                 ----------
Oracle Corp.                                 3.5%
   SOFTWARE, U.S.
Accenture Ltd., A                            3.3%
   IT SERVICES, U.S.
Microsoft Corp.                              3.2%
   SOFTWARE, U.S.
Amgen Inc.                                   3.1%
   BIOTECHNOLOGY, U.S.
Pfizer Inc.                                  2.8%
   PHARMACEUTICALS, U.S.
Sanofi-Aventis                               2.6%
   PHARMACEUTICALS, FRANCE
Vodafone Group PLC                           2.4%
   WIRELESS TELECOMMUNICATION
   SERVICES, U.K.
Total SA, B                                  2.4%
   OIL, GAS & CONSUMABLE FUELS, FRANCE
GlaxoSmithKline PLC                          2.3%
   PHARMACEUTICALS, U.K.
France Telecom SA                            2.2%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, FRANCE

Defensive stocks declined less severely than more cyclical stocks. Given the global economic environment, materials and financials were some of the market's riskiest sectors during the review period and delivered some of the worst absolute returns. We have been underweighted in the materials sector for some time, due to what we believed were expensive valuations and an unsustainable global demand profile.(9) This decision negatively impacted relative performance prior to last summer when commodities prices were soaring. However, our below-benchmark weighting was finally vindicated as prices declined precipitously, and the materials sector was a significant contributor to relative performance during the period under review. Financials represented another sector where we have been underweighted since before the credit crisis.(10) We were concerned by the sector's lack of balance sheet transparency and the financial services industry's rapid growth over the past decade, which we believed was driven by leverage and securitization, flimsy catalysts for sustainable growth in our opinion. Unsurprisingly, financials was the Fund's worst performing sector in absolute terms during the period under review. For example, Dutch financial services conglomerate ING Groep was one of the Fund's biggest absolute detractors. It posted a loss tied to asset write-downs and required access to the Dutch government's bailout facility. However, our low relative exposure to the financials sector and our avoidance of the investment banks at the center of the credit crisis cushioned the portfolio from the full extent of the sector's collapse. As a result, the financials sector was one of our best contributors relative to the MSCI World Index.

In a period that rewarded defensive stock selection, the Fund's overweighted telecommunication services sector position aided relative results as investors sought the stable revenue streams and high dividend yields associated with telecommunication services companies.(11) Despite a loss in absolute terms, a newly initiated position in AT&T, the U.S.'s second-largest wireless provider and largest fixed-line provider, was among the period's better performing holdings. Turkcell Iletisim Hizmetleri (not an index component), Turkey's incumbent wireless operator, also fared better than the index. The traditionally defensive health care sector also declined less than the broader market, and our overweighting helped relative Fund performance.(12) We continued to favor health care stocks for their high free cash-flow yields and seemingly attractive valuations. In addition, we believe an aging global population will

(9.) The materials sector comprises construction materials, metals and mining, and paper and forest products in the SOI.

(10.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.

(11.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

(12.) The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.


                             8 | Semiannual Report
increasingly require the products and services provided by such companies. The Fund's largest new acquisition during the period was German pharmaceutical and diagnostics company Roche, which owns 55% of the U.S. biotechnology giant Genentech and has an outstanding offer for the balance. Roche's stock price fell as uncertainty over long-term prospects for the company's cancer franchise and a tough research and development environment for drug makers dampened investor enthusiasm. Our analysis indicated that the stock's decline, which has been broadly in line with the sector, appeared unwarranted given what we believe is the company's interesting drug pipeline and the prospects for growth from its already approved products. Roche is free of material patent expirations, which is a major uncertainty clouding the outlook for many of the industry's biggest companies. Additionally, its stock traded at a steep discount to its historical average valuation when we purchased it during the period, which in our opinion was an attractive entry point into a strong brand name with a world-class drug portfolio. Although Roche detracted from performance since we initiated our position, we continued to hold it. The consumer staples sector was another defensive stalwart during the period.(13) Consumer staples stocks are often favored by investors in recessionary periods due to the nondiscretionary nature of their products. The Fund's sector holdings, despite a decline in value, sustained the smallest absolute losses; however, we considered the sector expensive overall and unable to generate strong secular earnings growth, and therefore held a significantly below-benchmark weighting, a decision that negatively impacted performance relative to the index.

The period under review was one of the most trying times in our investment careers. We also believe it could prove to be one of the most promising as, in our opinion, valuations of some of the market's highest quality stocks have rarely been so compelling, which gives us solid conviction for our investment portfolios' future returns. However, an absence of buyers in the market and the intense selling pressure experienced globally skewed momentum dramatically to the downside, severely impairing recent investment performance. Although Fund performance has been comparable in relative terms, generally tracking the MSCI World Index over the period, absolute losses were substantial and painful. These losses are indicative of the sweeping nature of the recent equity market downturn. Templeton Growth Fund has been significantly underweighted in the market's most precarious and artificially inflated sectors -- primarily materials and financial services -- since well before the credit crisis began. Yet, we were unable to sufficiently avoid the worst of the

(13.) The consumer staples sector comprises food and staples retailing, and food products in the SOI.


                             Semiannual Report | 9
recent market sell-off, as the global financial crisis struck indiscriminately. We remain optimistic that the Fund could ultimately benefit from this broad market decline, which in our opinion has created significant disparities between the prices and values of what we believe are some of the market's highest quality stocks.

A timeline for recovery is impossible to predict, though we believe that credible evidence of financial system stabilization is a prerequisite for an eventual upturn. This systemic stabilization still hinges largely on the housing market that collateralizes the system and the credit markets that capitalize it. These markets need not recover overnight, but rather need to show consistent evidence of an ongoing stabilization and transition process. We believe the unprecedented global stimulus measures recently enacted could help accelerate this process. This, in turn, could buoy equity markets, which recently seemed more concerned with investor psychology than with discounted future earnings expectations, the metric that has typically driven markets in the past. Key measures of volatility, risk appetite and consumer confidence hit historical extremes during the review period, revealing a bear market not only in stocks but also in sentiment. Importantly, this created conditions often associated with points of maximum pessimism, which have historically been advantageous periods to buy stocks.

In times like these it is important to remind our shareholders that we have been in difficult investment environments before and have dealt with adversity. Templeton Growth Fund is now 55 years old and has weathered numerous economic cycles. The Fund's contrarian, value investment philosophy has often put us on the wrong side of momentum markets, as experienced during the recent commodities and credit bubbles, and before that, the technology and


                             10 | Semiannual Report

Japanese market bubbles. Historically, though, the Fund has performed well in the aftermath of these bubbles. We are supported by vast organizational strength and a proven investment process. The foundation for future performance of equity portfolios is being laid in today's market environment, and we remain optimistic about the long-term investment implications of the market's current value disparities. We thank you for your loyalty and trust in a difficult period.

                          (PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting
-------------------------------------
Cindy L. Sweeting, CFA

                          (PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers
-------------------------------------
Lisa F. Myers, J.D., CFA

                          (PHOTO OF TUCKER SCOTT)


/s/ Tucker Scott
-------------------------------------
Tucker Scott, CFA

Portfolio Management Team
Templeton Growth Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR


                             Semiannual Report | 11

Performance Summary as of 2/28/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEPLX)                    CHANGE   2/28/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$9.30    $10.52    $19.82
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.5363

CLASS B (SYMBOL: TMGBX)                    CHANGE   2/28/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$8.98    $10.36    $19.34
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.3626

CLASS C (SYMBOL: TEGTX)                    CHANGE   2/28/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$8.92    $10.28    $19.20
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.3715

CLASS R (SYMBOL: TEGRX)                    CHANGE   2/28/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$9.17    $10.43    $19.60
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.4864

ADVISOR CLASS (SYMBOL: TGADX)              CHANGE   2/28/09   8/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$9.35    $10.52    $19.87
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.5906


                             12 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               -44.66%          -49.03%   -31.41%    +16.87%
Average Annual Total Return(2)           -47.84%          -51.95%    -8.36%     +0.97%
Value of $10,000 Investment(3)          $ 5,216          $ 4,805   $ 6,464    $11,018
Avg. Ann. Total Return (3/31/09)(4)                       -47.38%    -6.63%     +1.07%
   Total Annual Operating Expenses(5)             1.03%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               -44.87%          -49.44%   -33.95%    +10.05%
Average Annual Total Return(2)           -47.01%          -51.41%    -8.23%     +0.96%
Value of $10,000 Investment(3)          $ 5,299          $ 4,859   $ 6,508    $11,005
Avg. Ann. Total Return (3/31/09)(4)                       -46.73%    -6.51%     +1.07%
   Total Annual Operating Expenses(5)             1.78%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               -44.84%          -49.42%   -33.94%     +8.44%
Average Annual Total Return(2)           -45.38%          -49.92%    -7.96%     +0.81%
Value of $10,000 Investment(3)          $ 5,462          $ 5,008   $ 6,606    $10,844
Avg. Ann. Total Return (3/31/09)(4)                       -45.13%    -6.23%     +0.92%
   Total Annual Operating Expenses(5)             1.77%

                                                                             INCEPTION
CLASS R                                 6-MONTH           1-YEAR    5-YEAR    (1/1/02)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               -44.71%          -49.17%   -32.26%    -15.51%
Average Annual Total Return(2)           -44.71%          -49.17%    -7.49%     -2.33%
Value of $10,000 Investment(3)          $ 5,529          $ 5,083   $ 6,774    $ 8,449
Avg. Ann. Total Return (3/31/09)(4)                       -44.29%    -5.76%     +1.41%
   Total Annual Operating Expenses(5)             1.28%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------------                           -------          -------   -------   ---------
Cumulative Total Return(1)               -44.57%          -48.89%   -30.54%    +19.92%
Average Annual Total Return(2)           -44.57%          -48.89%    -7.03%     +1.83%
Value of $10,000 Investment(3)          $ 5,543          $ 5,111   $ 6,946    $11,992
Avg. Ann. Total Return (3/31/09)(4)                       -44.00%    -5.28%     +1.94%
   Total Annual Operating Expenses(5)             0.78%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 13

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             14 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 15

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  553.40              $4.31
Hypothetical (5% return before expenses)         $1,000           $1,019.24              $5.61
CLASS B
Actual                                           $1,000           $  551.30              $7.15
Hypothetical (5% return before expenses)         $1,000           $1,015.57              $9.30
CLASS C
Actual                                           $1,000           $  551.60              $7.12
Hypothetical (5% return before expenses)         $1,000           $1,015.62              $9.25
CLASS R
Actual                                           $1,000           $  552.90              $5.27
Hypothetical (5% return before expenses)         $1,000           $1,018.00              $6.85
ADVISOR CLASS
Actual                                           $1,000           $  554.30              $3.35
Hypothetical (5% return before expenses)         $1,000           $1,020.48              $4.36

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.12%; B: 1.86%; C: 1.85%; R: 1.37%; and
     Advisor: 0.87%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             16 | Semiannual Report

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS
                                            ENDED
                                          FEBRUARY                              YEAR ENDED AUGUST 31,
                                           28, 2009   -------------------------------------------------------------------------
CLASS A                                  (UNAUDITED)     2008            2007           2006           2005          2004
-------                                  -----------  -----------    -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..  $    19.82   $     26.15    $     25.29    $     23.86    $     21.03    $     18.54
                                         ----------   -----------    -----------    -----------    -----------    -----------
Income from investment operations(a):
   Net investment income(b) ...........        0.10          0.43           0.37           0.43           0.36           0.36
   Net realized and unrealized gains
      (losses) ........................       (8.86)        (4.58)          2.66           2.73           3.66           2.58
                                         ----------   -----------    -----------    -----------    -----------    -----------
Total from investment operations ......       (8.76)        (4.15)          3.03           3.16           4.02           2.94
                                         ----------   -----------    -----------    -----------    -----------    -----------
Less distributions from:
   Net investment income ..............       (0.54)        (0.37)         (0.49)         (0.41)         (0.41)         (0.45)
   Net realized gains .................          --         (1.81)         (1.68)         (1.32)         (0.78)            --
                                         ----------   -----------    -----------    -----------    -----------    -----------
Total distributions ...................       (0.54)        (2.18)         (2.17)         (1.73)         (1.19)         (0.45)
                                         ----------   -----------    -----------    -----------    -----------    -----------
Redemption fees(c) ....................          --            --(d)          --(d)          --(d)          --(d)          --(d)
                                         ----------   -----------    -----------    -----------    -----------    -----------
Net asset value, end of period ........  $    10.52   $     19.82    $     26.15    $     25.29    $     23.86    $     21.03
                                         ==========   ===========    ===========    ===========    ===========    ===========
Total return(e) .......................      (44.66)%      (17.43)%        12.60%         14.52%         19.72%         16.14%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................        1.12%         1.03%          1.01%          1.05%          1.06%          1.10%
Net investment income .................        1.47%         1.88%          1.44%          1.82%          1.61%          1.75%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....  $9,451,856   $19,726,006    $27,997,564    $23,966,739    $20,786,173    $15,771,174
Portfolio turnover rate ...............        5.07%        16.82%         20.37%         35.33%         19.95%         24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Growth Fund, Inc.

                                          SIX MONTHS ENDED                     YEAR ENDED AUGUST 31,
                                         FEBRUARY 28, 2009  --------------------------------------------------------
CLASS B                                     (UNAUDITED)       2008        2007        2006        2005        2004
-------                                  -----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $  19.34       $  25.55    $  24.75    $  23.37    $  20.64    $  18.24
                                             --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...........          0.05           0.25        0.17        0.24        0.19        0.21
   Net realized and unrealized gains
      (losses) ........................         (8.67)         (4.48)       2.61        2.70        3.59        2.54
                                             --------       --------    --------    --------    --------    --------
Total from investment operations ......         (8.62)         (4.23)       2.78        2.94        3.78        2.75
                                             --------       --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ..............         (0.36)         (0.17)      (0.30)      (0.24)      (0.27)      (0.35)
   Net realized gains .................            --          (1.81)      (1.68)      (1.32)      (0.78)         --
                                             --------       --------    --------    --------    --------    --------
Total distributions ...................         (0.36)         (1.98)      (1.98)      (1.56)      (1.05)      (0.35)
                                             --------       --------    --------    --------    --------    --------
Redemption fees(c) ....................            --             --(d)       --(d)       --(d)       --(d)       --(d)
                                             --------       --------    --------    --------    --------    --------
Net asset value, end of period ........      $  10.36       $  19.34    $  25.55    $  24.75    $  23.37    $  20.64
                                             ========       ========    ========    ========    ========    ========
Total return(e) .......................        (44.87)%       (18.07)%     11.78%      13.65%      18.84%      15.27%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          1.86%          1.78%       1.76%       1.79%       1.81%       1.85%
Net investment income .................          0.73%          1.13%       0.69%       1.08%       0.86%       1.00%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $154,198       $347,203    $563,335    $580,530    $557,670    $433,467
Portfolio turnover rate ...............          5.07%          16.82%      20.37%      35.33%      19.95%      24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Growth Fund, Inc.


                                          SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                         FEBRUARY 28, 2009  ------------------------------------------------------------------
CLASS C                                     (UNAUDITED)        2008          2007          2006          2005          2004
-------                                  -----------------  ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $  19.20       $    25.40    $    24.63    $    23.28    $    20.56    $    18.15
                                             --------       ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ...........          0.05             0.25          0.17          0.25          0.19          0.20
   Net realized and unrealized gains
      (losses) ........................         (8.60)           (4.46)         2.60          2.67          3.57          2.54
                                             --------       ----------    ----------    ----------    ----------    ----------
Total from investment operations ......         (8.55)           (4.21)         2.77          2.92          3.76          2.74
                                             --------       ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ..............         (0.37)           (0.18)        (0.32)        (0.25)        (0.26)        (0.33)
   Net realized gains .................            --            (1.81)        (1.68)        (1.32)        (0.78)           --
                                             --------       ----------    ----------    ----------    ----------    ----------
Total distributions ...................         (0.37)           (1.99)        (2.00)        (1.57)        (1.04)        (0.33)
                                             --------       ----------    ----------    ----------    ----------    ----------
Redemption fees(c) ....................            --               --(d)         --(d)         --(d)         --(d)         --(d)
                                             --------       ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ........      $  10.28       $    19.20    $    25.40    $    24.63    $    23.28    $    20.56
                                             ========       ==========    ==========    ==========    ==========    ==========
Total return(e) .......................        (44.84)%         (18.08)%       11.78%        13.71%        18.77%        15.30%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          1.85%            1.77%         1.76%         1.79%         1.81%         1.85%
Net investment income .................          0.74%            1.14%         0.69%         1.08%         0.86%         1.00%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $824,983       $1,840,818    $2,759,141    $2,362,844    $1,965,909    $1,394,289
Portfolio turnover rate ...............          5.07%           16.82%        20.37%        35.33%        19.95%        24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Growth Fund, Inc.

                                                    SIX MONTHS
                                                        ENDED
                                                    FEBRUARY 28,                     YEAR ENDED AUGUST 31,
                                                        2009      -----------------------------------------------------------
                                                     (UNAUDITED)    2008         2007         2006         2005         2004
                                                    ------------  --------     --------     --------     --------     -------
CLASS R
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the period)
Net asset value, beginning of period .............   $  19.60     $  25.88     $  25.06     $  23.68     $  20.90     $ 18.44
                                                     --------     --------     --------     --------     --------     -------
Income from investment operations(a):
   Net investment income(b) ......................       0.08         0.36         0.31         0.45         0.32        0.33
   Net realized and unrealized gains (losses) ....      (8.76)       (4.52)        2.63         2.62         3.62        2.56
                                                     --------     --------     --------     --------     --------     -------
Total from investment operations .................      (8.68)       (4.16)        2.94         3.07         3.94        2.89
                                                     --------     --------     --------     --------     --------     -------
Less distributions from:
   Net investment income .........................      (0.49)       (0.31)       (0.44)       (0.37)       (0.38)      (0.43)
   Net realized gains ............................         --        (1.81)       (1.68)       (1.32)       (0.78)         --
                                                     --------     --------     --------     --------     --------     -------
Total distributions ..............................      (0.49)       (2.12)       (2.12)       (1.69)       (1.16)      (0.43)
                                                     --------     --------     --------     --------     --------     -------
Redemption fees(c) ...............................         --           --(d)        --(d)        --(d)        --(d)       --(d)
                                                     --------     --------     --------     --------     --------     -------
Net asset value, end of period ...................   $  10.43     $  19.60     $  25.88     $  25.06     $  23.68     $ 20.90
                                                     ========     ========     ========     ========     ========     =======
Total return(e) ..................................     (44.71)%     (17.64)%      12.33%       14.22%       19.44%      15.85%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ......................................       1.37%        1.28%        1.26%        1.30%        1.31%       1.35%
Net investment income ............................       1.22%        1.63%        1.19%        1.57%        1.36%       1.50%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $136,629     $304,469     $467,391     $403,334     $123,139     $57,951
Portfolio turnover rate ..........................       5.07%       16.82%       20.37%       35.33%       19.95%      24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton Growth Fund, Inc.

                                               SIX MONTHS
                                                  ENDED
                                              FEBRUARY 28,                          YEAR ENDED AUGUST 31,
                                                  2009      --------------------------------------------------------------------
                                               (UNAUDITED)     2008           2007           2006           2005          2004
                                              ------------  ----------     ----------     ----------     ----------     --------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ......   $    19.87    $    26.22     $    25.34     $    23.90     $    21.07     $  18.57
                                              ----------    ----------     ----------     ----------     ----------     --------
Income from investment operations(a):
   Net investment income(b) ...............         0.12          0.49           0.45           0.51           0.45         0.48
   Net realized and unrealized gains
      (losses) ............................        (8.88)        (4.59)          2.66           2.72           3.63         2.52
                                              ----------    ----------     ----------     ----------     ----------     --------
Total from investment operations ..........        (8.76)        (4.10)          3.11           3.23           4.08         3.00
                                              ----------    ----------     ----------     ----------     ----------     --------
Less distributions from:
   Net investment income ..................        (0.59)        (0.44)         (0.55)         (0.47)         (0.47)       (0.50)
   Net realized gains .....................           --         (1.81)         (1.68)         (1.32)         (0.78)          --
                                              ----------    ----------     ----------     ----------     ----------     --------
Total distributions .......................        (0.59)        (2.25)         (2.23)         (1.79)         (1.25)       (0.50)
                                              ----------    ----------     ----------     ----------     ----------     --------
Redemption fees(c) ........................           --            --(d)          --(d)          --(d)          --(d)        --(d)
                                              ----------    ----------     ----------     ----------     ----------     --------
Net asset value, end of period ............   $    10.52    $    19.87     $    26.22     $    25.34     $    23.90     $  21.07
                                              ==========    ==========     ==========     ==========     ==========     ========
Total return(e) ...........................       (44.57)%      (17.24)%        12.93%         14.83%         19.97%       16.43%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...............................         0.87%         0.78%          0.76%          0.80%          0.81%        0.85%
Net investment income .....................         1.72%         2.13%          1.69%          2.07%          1.86%        2.00%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........   $2,535,771    $5,008,718     $6,458,094     $3,972,615     $2,549,202     $911,764
Portfolio turnover rate ...................         5.07%        16.82%         20.37%         35.33%         19.95%       24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009 (UNAUDITED)

                                                                  INDUSTRY                         SHARES          VALUE
                                               ----------------------------------------------   -----------   ---------------
    COMMON STOCKS 96.7%
    BRAZIL 0.1%
    Embraer-Empresa Brasileira de
       Aeronautica SA, ADR..................                 Aerospace & Defense                    962,910   $    10,409,057
                                                                                                              ---------------
    FINLAND 0.7%
    UPM-Kymmene OYJ.........................               Paper & Forest Products               12,657,560        89,939,892
                                                                                                              ---------------
    FRANCE 10.2%
    Accor SA................................            Hotels, Restaurants & Leisure             1,614,178        58,125,645
    Compagnie Generale des Etablissements
       Michelin, B..........................                   Auto Components                    1,454,060        47,599,059
    France Telecom SA.......................       Diversified Telecommunication Services        12,658,620       285,555,012
    Sanofi-Aventis..........................                   Pharmaceuticals                    6,658,920       345,084,822
    Total SA, B.............................             Oil, Gas & Consumable Fuels              6,681,300       317,175,811
    Vivendi SA..............................                        Media                        11,881,070       285,396,016
                                                                                                              ---------------
                                                                                                                1,338,936,365
                                                                                                              ---------------
    GERMANY 6.1%
    Bayerische Motoren Werke AG.............                     Automobiles                      5,351,770       133,978,084
    Deutsche Post AG........................               Air Freight & Logistics               11,752,760       114,324,837
    Merck KGaA..............................                   Pharmaceuticals                      845,130        63,680,577
    Muenchener Rueckversicherungs-
       Gesellschaft AG......................                      Insurance                         681,550        83,864,861
    SAP AG..................................                      Software                        4,110,620       133,390,826
    Siemens AG..............................              Industrial Conglomerates                5,149,280       264,796,382
                                                                                                              ---------------
                                                                                                                  794,035,567
                                                                                                              ---------------
    HONG KONG 1.2%
    Cheung Kong (Holdings) Ltd. ............        Real Estate Management & Development         12,835,800       105,680,204
    Swire Pacific Ltd., A...................        Real Estate Management & Development          8,947,500        55,610,723
                                                                                                              ---------------
                                                                                                                  161,290,927
                                                                                                              ---------------
    INDIA 0.2%
    ICICI Bank Ltd., ADR....................                  Commercial Banks                    2,366,030        29,480,734
                                                                                                              ---------------
    IRELAND 0.7%
    CRH PLC.................................               Construction Materials                 4,327,162        86,075,707
                                                                                                              ---------------
    ITALY 2.8%
    Eni SpA.................................             Oil, Gas & Consumable Fuels             10,031,875       201,523,083
    Intesa Sanpaolo SpA.....................                  Commercial Banks                   46,239,843       113,386,463
    UniCredit SpA...........................                  Commercial Banks                   41,210,783        52,719,556
                                                                                                              ---------------
                                                                                                                  367,629,102
                                                                                                              ---------------
    JAPAN 3.6%
    FUJIFILM Holdings Corp. ................   Electronic Equipment, Instruments & Components     4,157,100        79,227,481
    Konica Minolta Holdings Ltd. ...........                 Office Electronics                  14,162,000       110,428,629
    Mitsubishi UFJ Financial Group Inc. ....                  Commercial Banks                   11,264,675        52,401,890
    Olympus Corp. ..........................          Health Care Equipment & Supplies            2,826,700        38,173,990


                             22 | Semiannual Report

Templeton Growth Fund, Inc.

                                                                  INDUSTRY                         SHARES          VALUE
                                               ----------------------------------------------   -----------   ---------------
    COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
    Sumitomo Mitsui Financial Group
       Inc.................................                   Commercial Banks                    1,160,900   $    37,707,393
    Toyota Motor Corp......................                      Automobiles                      4,579,510       149,217,089
                                                                                                              ---------------
                                                                                                                  467,156,472
                                                                                                              ---------------
    NETHERLANDS 2.5%
    ING Groep NV...........................            Diversified Financial Services             9,819,960        45,597,568
    Koninklijke Philips Electronics NV.....               Industrial Conglomerates                6,824,200       110,075,382
    Randstad Holding NV....................                 Professional Services                 2,775,160        40,756,632
    Reed Elsevier NV.......................                         Media                         8,929,899       100,257,252
    SBM Offshore NV........................              Energy Equipment & Services              2,077,888        27,516,024
                                                                                                              ---------------
                                                                                                                  324,202,858
                                                                                                              ---------------
    NORWAY 0.2%
    Aker Solutions ASA.....................              Energy Equipment & Services              5,346,385        28,855,049
                                                                                                              ---------------
    RUSSIA 0.4%
    Gazprom, ADR...........................              Oil, Gas & Consumable Fuels              3,650,000        46,464,500
                                                                                                              ---------------
    SINGAPORE 1.8%
(a) Flextronics International Ltd. ........    Electronic Equipment, Instruments & Components    12,531,050        25,813,963
    Singapore Telecommunications Ltd. .....        Diversified Telecommunication Services       130,938,000       208,019,297
                                                                                                              ---------------
                                                                                                                  233,833,260
                                                                                                              ---------------
    SOUTH KOREA 3.8%
    Hyundai Motor Co. Ltd. ................                      Automobiles                      2,970,277        94,331,403
(a) KB Financial Group Inc. ...............                   Commercial Banks                    2,856,392        54,764,045
    KT Corp., ADR..........................        Diversified Telecommunication Services        10,773,240       129,494,345
    Samsung Electronics Co. Ltd. ..........       Semiconductors & Semiconductor Equipment          696,886       216,775,651
                                                                                                              ---------------
                                                                                                                  495,365,444
                                                                                                              ---------------
    SPAIN 1.5%
    Inditex................................                   Specialty Retail                    1,308,567        49,606,911
    Telefonica SA..........................        Diversified Telecommunication Services         8,028,479       149,584,107
                                                                                                              ---------------
                                                                                                                  199,191,018
                                                                                                              ---------------
    SWEDEN 0.8%
    Svenska Cellulosa AB, B................                Paper & Forest Products                8,227,197        53,618,036
    Telefonaktiebolaget LM Ericsson, B.....               Communications Equipment                6,916,340        57,542,500
                                                                                                              ---------------
                                                                                                                  111,160,536
                                                                                                              ---------------
    SWITZERLAND 5.3%
    Adecco SA..............................                 Professional Services                 2,645,920        80,971,255
    Nestle SA..............................                     Food Products                     4,949,960       162,137,092
    Novartis AG............................                    Pharmaceuticals                    7,077,840       258,079,634
    Roche Holding AG.......................                    Pharmaceuticals                    1,217,050       138,289,321
(a) UBS AG.................................                    Capital Markets                    5,592,680        52,844,973
                                                                                                              ---------------
                                                                                                                  692,322,275
                                                                                                              ---------------


                             Semiannual Report | 23

Templeton Growth Fund, Inc.

                                                                  INDUSTRY                         SHARES          VALUE
                                               ----------------------------------------------   -----------   ---------------
    COMMON STOCKS (CONTINUED)
    TAIWAN 1.0%
    Taiwan Semiconductor Manufacturing
       Co. Ltd. ............................       Semiconductors & Semiconductor Equipment     103,275,002   $   132,653,560
                                                                                                              ---------------
    TURKEY 0.6%
    Turkcell Iletisim Hizmetleri AS, ADR....         Wireless Telecommunication Services          6,314,010        77,788,603
                                                                                                              ---------------
    UNITED KINGDOM 15.5%
    Aviva PLC...............................                      Insurance                      34,791,870       143,839,671
    BAE Systems PLC.........................                 Aerospace & Defense                  8,922,040        47,416,124
    BP PLC..................................             Oil, Gas & Consumable Fuels             43,024,572       275,892,519
    Compass Group PLC.......................            Hotels, Restaurants & Leisure            35,861,321       158,777,882
    GlaxoSmithKline PLC.....................                   Pharmaceuticals                   19,330,683       295,616,024
    HSBC Holdings PLC.......................                   Commercial Banks                  18,966,697       139,282,076
    Kingfisher PLC..........................                   Specialty Retail                  63,454,655       114,830,454
    Pearson PLC.............................                        Media                        16,886,750       159,317,668
    Royal Dutch Shell PLC, B................             Oil, Gas & Consumable Fuels             12,670,814       269,174,575
    Standard Life PLC.......................                      Insurance                      16,682,980        41,598,156
    Tesco PLC...............................               Food & Staples Retailing               7,257,720        34,594,597
    Vodafone Group PLC......................         Wireless Telecommunication Services        178,696,219       320,053,631
    Wolseley PLC............................           Trading Companies & Distributors          12,251,094        31,301,085
                                                                                                              ---------------
                                                                                                                2,031,694,462
                                                                                                              ---------------
    UNITED STATES 37.7%
    Accenture Ltd., A.......................                     IT Services                     14,659,680       427,916,059
    ACE Ltd. ...............................                      Insurance                       1,044,910        38,149,664
    American Express Co. ...................                   Consumer Finance                   4,720,580        56,930,195
(a) Amgen Inc. .............................                    Biotechnology                     8,360,540       409,081,222
    AT&T Inc. ..............................        Diversified Telecommunication Services        1,455,270        34,591,768
    Bank of America Corp. ..................            Diversified Financial Services            2,414,970         9,539,132
    The Bank of New York Mellon Corp. ......                   Capital Markets                      849,059        18,823,638
(a) Boston Scientific Corp. ................           Health Care Equipment & Supplies          17,214,590       120,846,422
(a) Cisco Systems Inc. .....................               Communications Equipment               7,175,120       104,541,498
    Comcast Corp., A........................                        Media                        20,793,810       252,644,791
    Covidien Ltd. ..........................           Health Care Equipment & Supplies           6,328,770       200,432,146
    El Paso Corp. ..........................             Oil, Gas & Consumable Fuels             21,819,720       147,283,110
(a) Expedia Inc. ...........................              Internet & Catalog Retail               7,358,470        58,647,006
    FedEx Corp. ............................               Air Freight & Logistics                1,251,600        54,081,636
    General Electric Co. ...................               Industrial Conglomerates               9,756,980        83,031,900
    Harley-Davidson Inc. ...................                     Automobiles                      3,407,790        34,418,679
    The Home Depot Inc. ....................                   Specialty Retail                   2,304,820        48,147,690
    JPMorgan Chase & Co. ...................            Diversified Financial Services            1,161,400        26,537,990
    Merck & Co. Inc. .......................                   Pharmaceuticals                    6,815,600       164,937,520
    Microsoft Corp. ........................                       Software                      26,227,710       423,577,516
    News Corp., A...........................                        Media                        33,888,630       188,420,783
(a) Oracle Corp. ...........................                       Software                      29,566,600       459,464,964
    Pfizer Inc. ............................                   Pharmaceuticals                   30,209,960       371,884,608
(a) Progressive Corp. ......................                      Insurance                       9,659,540       111,760,878
    Quest Diagnostics Inc. .................           Health Care Providers & Services             624,960        28,641,917


                             24 | Semiannual Report

Templeton Growth Fund, Inc.

                                                                  INDUSTRY                         SHARES          VALUE
                                               ----------------------------------------------   -----------   ---------------
    COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
    Seagate Technology......................              Computers & Peripherals                16,475,930   $    70,846,499
(a) Sprint Nextel Corp......................        Wireless Telecommunication Services          32,673,060       107,494,367
    Target Corp.............................                  Multiline Retail                    1,909,680        54,063,041
    Time Warner Inc.........................                       Media                         17,975,340       137,151,844
    Torchmark Corp..........................                     Insurance                        1,572,150        32,386,290
    Tyco Electronics Ltd....................   Electronic Equipment, Instruments & Components     8,910,830        84,474,668
    Tyco International Ltd..................              Industrial Conglomerates                6,435,590       129,033,580
    United Parcel Service Inc., B...........              Air Freight & Logistics                 6,016,910       247,776,354
(a) Viacom Inc., B..........................                       Media                          9,812,070       151,007,757
    The Walt Disney Co......................                       Media                          3,407,686        57,146,894
                                                                                                              ---------------
                                                                                                                4,945,714,026
                                                                                                              ---------------
    TOTAL COMMON STOCKS
       (COST $21,158,503,384)...............                                                                   12,664,199,414
                                                                                                              ---------------

                                                                                                 PRINCIPAL
                                                                                                 AMOUNT (b)
                                                                                                -----------
    SHORT TERM INVESTMENTS 3.3%
    TIME DEPOSITS 2.4%
    UNITED STATES 2.4%
    Dresdner Bank AG, 0.30%, 3/02/09........                                                    174,330,000       174,330,000
    Paribas Corp., 0.313%, 3/02/09..........                                                    140,000,000       140,000,000
                                                                                                              ---------------
    TOTAL TIME DEPOSITS
       (COST $314,330,000)..................                                                                      314,330,000
                                                                                                              ---------------
    U.S. GOVERNMENT AND AGENCY
       SECURITIES 0.9%
(c) FHLB, 3/02/09 - 5/18/09.................                                                     97,590,000        97,548,680
(c) U.S. Treasury Bill, 3/26/09.............                                                     25,000,000        24,997,675
                                                                                                              ---------------
    TOTAL U.S. GOVERNMENT AND AGENCY
       SECURITIES (COST $122,521,563).......                                                                      122,546,355
                                                                                                              ---------------
    TOTAL SHORT TERM INVESTMENTS
       (COST $436,851,563)..................                                                                      436,876,355
                                                                                                              ---------------
    TOTAL INVESTMENTS
       (COST $21,595,354,947) 100.0%........                                                                   13,101,075,769
    OTHER ASSETS, LESS LIABILITIES
       0.0% (d).............................                                                                        2,362,045
                                                                                                              ---------------
    NET ASSETS 100.0%.......................                                                                  $13,103,437,814
                                                                                                              ===============

See Abbreviations on page 38.

(a)  Non-income producing for the twelve months ended February 28, 2009.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  The security is traded on a discount basis with no stated coupon rate.

(d)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost .......................................   $ 21,595,354,947
                                                     ================
      Value ......................................   $ 13,101,075,769
   Receivables:
      Capital shares sold ........................         16,774,195
      Dividends and interest .....................         54,644,926
   Other assets ..................................            266,680
                                                     ----------------
         Total assets ............................     13,172,761,570
                                                     ----------------
Liabilities:
   Payables:
      Investment securities purchased ............          3,580,422
      Capital shares redeemed ....................         47,067,693
      Affiliates .................................         11,957,900
      Unaffiliated transfer agent fees ...........          3,592,380
   Funds advanced by custodian ...................            837,653
   Accrued expenses and other liabilities ........          2,287,708
                                                     ----------------
         Total liabilities .......................         69,323,756
                                                     ----------------
            Net assets, at value .................   $ 13,103,437,814
                                                     ================
Net assets consist of:
   Paid-in capital ...............................   $ 25,496,435,504
   Undistributed net investment income ...........         36,748,619
   Net unrealized appreciation (depreciation) ....     (8,495,604,504)
   Accumulated net realized gain (loss) ..........     (3,934,141,805)
                                                     ----------------
            Net assets, at value .................   $ 13,103,437,814
                                                     ================

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (continued)
February 28, 2009 (unaudited)

CLASS A:
   Net assets, at value ...........................................................   $9,451,856,337
                                                                                      --------------
   Shares outstanding .............................................................      898,259,694
                                                                                      --------------
   Net asset value per share(a) ...................................................   $        10.52
                                                                                      --------------
   Maximum offering price per share (net asset value per share / 94.25%) ..........   $        11.16
                                                                                      --------------
CLASS B:
   Net assets, at value ...........................................................   $  154,198,407
                                                                                      --------------
   Shares outstanding .............................................................       14,877,789
                                                                                      --------------
   Net asset value and maximum offering price per share(a) ........................   $        10.36
                                                                                      --------------
CLASS C:
   Net assets, at value ...........................................................   $  824,983,033
                                                                                      --------------
   Shares outstanding .............................................................       80,229,217
                                                                                      --------------
   Net asset value and maximum offering price per share(a) ........................   $        10.28
                                                                                      --------------
CLASS R:
   Net assets, at value ...........................................................   $  136,628,734
                                                                                      --------------
   Shares outstanding .............................................................       13,096,251
                                                                                      --------------
   Net asset value and maximum offering price per share ...........................   $        10.43
                                                                                      --------------
ADVISOR CLASS:
   Net assets, at value ...........................................................   $2,535,771,303
                                                                                      --------------
   Shares outstanding .............................................................      241,068,128
                                                                                      --------------
   Net asset value and maximum offering price per share ...........................   $        10.52
                                                                                      --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended February 28, 2009 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $10,804,676) ....................................   $    229,841,790
   Interest ...........................................................................            601,432
                                                                                          ----------------
         Total investment income ......................................................        230,443,222
                                                                                          ----------------
Expenses:
   Management fees (Note 3a) ..........................................................         52,834,225
   Administrative fees (Note 3b) ......................................................          6,984,643
   Distribution fees: (Note 3c)
      Class A .........................................................................         16,003,308
      Class B .........................................................................          1,089,986
      Class C .........................................................................          5,743,484
      Class R .........................................................................            503,710
   Transfer agent fees (Note 3e) ......................................................         14,127,000
   Custodian fees (Note 4) ............................................................          1,522,630
   Reports to shareholders ............................................................            741,350
   Registration and filing fees .......................................................            241,089
   Professional fees ..................................................................            167,182
   Directors' fees and expenses .......................................................            149,907
   Other ..............................................................................            308,959
                                                                                          ----------------
         Total expenses ...............................................................        100,417,473
         Expense reductions (Note 4) ..................................................            (17,168)
                                                                                          ----------------
            Net expenses ..............................................................        100,400,305
                                                                                          ----------------
               Net investment income ..................................................        130,042,917
                                                                                          ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................................................     (3,935,123,012)
      Foreign currency transactions ...................................................         (2,033,969)
                                                                                          ----------------
               Net realized gain (loss) ...............................................     (3,937,156,981)
                                                                                          ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .....................................................................     (7,787,515,954)
      Translation of other assets and liabilities denominated in foreign currencies ...            100,570
                                                                                          ----------------
               Net change in unrealized appreciation (depreciation) ...................     (7,787,415,384)
                                                                                          ----------------
Net realized and unrealized gain (loss) ...............................................    (11,724,572,365)
                                                                                          ----------------
Net increase (decrease) in net assets resulting from operations .......................   $(11,594,529,448)
                                                                                          ================

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS ENDED
                                                              FEBRUARY 28, 2009       YEAR ENDED
                                                                  (UNAUDITED)      AUGUST 31, 2008
                                                              -----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................   $    130,042,917    $    621,924,684
      Net realized gain (loss) from investments and foreign
         currency transactions ............................     (3,937,156,981)        640,988,828
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies ....     (7,787,415,384)     (7,429,531,787)
                                                              ----------------    ----------------
            Net increase (decrease) in net assets resulting
               from operations ............................    (11,594,529,448)     (6,166,618,275)
                                                              ----------------    ----------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................       (486,236,283)       (398,180,382)
         Class B ..........................................         (5,699,628)         (3,557,189)
         Class C ..........................................        (31,392,239)        (19,831,619)
         Class R ..........................................         (7,072,823)         (5,485,538)
         Advisor Class ....................................       (139,524,635)       (111,288,787)
   Net realized gains:
         Class A ..........................................                 --      (1,932,682,568)
         Class B ..........................................                 --         (38,875,982)
         Class C ..........................................                 --        (196,075,375)
         Class R ..........................................                 --         (32,361,661)
         Advisor Class ....................................                 --        (459,228,781)
                                                              ----------------    ----------------
   Total distributions to shareholders ....................       (669,925,608)     (3,197,567,882)
                                                              ----------------    ----------------
   Capital share transactions: (Note 2)
         Class A ..........................................     (1,400,762,716)     (1,493,923,114)
         Class B ..........................................        (42,600,907)        (86,812,017)
         Class C ..........................................       (211,893,260)       (250,773,274)
         Class R ..........................................        (30,275,061)        (56,111,994)
         Advisor Class ....................................       (173,790,633)        233,428,067
                                                              ----------------    ----------------
   Total capital share transactions .......................     (1,859,322,577)     (1,654,192,332)
                                                              ----------------    ----------------
   Redemption fees ........................................                 --              70,012
                                                              ----------------    ----------------
            Net increase (decrease) in net assets .........    (14,123,777,633)    (11,018,308,477)
Net assets:
   Beginning of period ....................................     27,227,215,447      38,245,523,924
                                                              ----------------    ----------------
   End of period ..........................................   $ 13,103,437,814    $ 27,227,215,447
                                                              ================    ================
Undistributed net investment income included in net assets:
   End of period ..........................................   $     36,748,619    $    576,631,310
                                                              ================    ================

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                             30 | Semiannual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                             Semiannual Report | 31

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                             32 | Semiannual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At February 28, 2009, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                             SIX MONTHS ENDED                    YEAR ENDED
                                             FEBRUARY 28, 2009                 AUGUST 31, 2008
                                      ------------------------------   ------------------------------
                                         SHARES           AMOUNT          SHARES           AMOUNT
                                      ------------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold ....................     54,728,704   $   745,695,684    126,468,089   $ 2,928,878,098
   Shares issued in reinvestment
      of distributions ............     30,720,375       386,155,192     81,526,423     2,015,496,803
   Shares redeemed ................   (182,590,556)   (2,532,613,592)  (283,228,141)   (6,438,298,015)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........    (97,141,477)  $(1,400,762,716)   (75,233,629)  $(1,493,923,114)
                                      ============   ===============   ============   ===============
CLASS B SHARES:
   Shares sold ....................        205,559   $     2,724,571        357,372   $     8,136,111
   Shares issued in reinvestment
      of distributions ............        420,778         5,217,652      1,598,248        38,753,026
   Shares redeemed ................     (3,700,306)      (50,543,130)    (6,053,074)     (133,701,154)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........     (3,073,969)  $   (42,600,907)    (4,097,454)  $   (86,812,017)
                                      ============   ===============   ============   ===============
CLASS C SHARES:
   Shares sold ....................      3,674,079   $    48,107,707      8,904,679   $   202,266,942
   Shares issued in reinvestment
      of distributions ............      2,213,003        27,219,607      7,786,538       187,468,064
   Shares redeemed ................    (21,515,072)     (287,220,574)   (29,475,200)     (640,508,280)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........    (15,627,990)  $  (211,893,260)   (12,783,983)  $  (250,773,274)
                                      ============   ===============   ============   ===============
CLASS R SHARES:
   Shares sold ....................      2,219,929   $    30,024,425      4,093,419   $    92,473,831
   Shares issued in reinvestment
      of distributions ............        559,988         6,983,047      1,527,062        37,405,095
   Shares redeemed ................     (5,215,820)      (67,282,533)    (8,146,329)     (185,990,920)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........     (2,435,903)  $   (30,275,061)    (2,525,848)  $   (56,111,994)
                                      ============   ===============   ============   ===============
ADVISOR CLASS SHARES:
   Shares sold ....................      4,895,402   $    66,992,927     14,115,788   $   345,387,849
   Shares issued in reinvestment
      of distributions ............     10,926,929       137,242,233     22,277,647       551,125,894
   Shares redeemed ................    (26,862,778)     (378,025,793)   (30,632,913)     (663,085,676)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........    (11,040,447)  $  (173,790,633)     5,760,522   $   233,428,067
                                      ============   ===============   ============   ===============


                             Semiannual Report | 33

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.630%         Up to and including $1 billion
       0.615%         Over $1 billion, up to and including $5 billion
       0.600%         Over $5 billion, up to and including $10 billion
       0.580%         Over $10 billion, up to and including $15 billion
       0.560%         Over $15 billion, up to and including $20 billion
       0.540%         Over $20 billion, up to and including $25 billion
       0.530%         Over $25 billion, up to and including $30 billion
       0.520%         Over $30 billion, up to and including $35 billion
       0.510%         Over $35 billion, up to and including $40 billion
       0.500%         Over $40 billion, up to and including $45 billion
       0.490%         In excess of $45 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                             34 | Semiannual Report

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ....   0.25%
Class B ....   1.00%
Class C ....   1.00%
Class R ....   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ..................................................   $778,210
Contingent deferred sales charges retained .........................   $107,708

E. TRANSFER AGENT FEES

For the period ended February 28, 2009, the Fund paid transfer agent fees of $14,127,000, of which $9,232,748 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2008, the Fund deferred realized capital losses of $2,023,875.


                             Semiannual Report | 35

Templeton Growth Fund, Inc.

5. INCOME TAXES (CONTINUED)

At February 28, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ............................   $21,600,176,775
                                                   ===============
Unrealized appreciation ........................   $   267,221,981
Unrealized depreciation ........................    (8,766,322,987)
                                                   ---------------
Net unrealized appreciation (depreciation) .....   $(8,499,101,006)
                                                   ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2009, aggregated $931,746,690 and $3,544,774,062, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                             36 | Semiannual Report

Templeton Growth Fund, Inc.

8. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $4,156 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended February 28, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets carried at fair value:

                                        LEVEL 1          LEVEL 2     LEVEL 3        TOTAL
                                    ---------------   ------------   -------   ---------------
ASSETS:
   Investments in Securities ....   $12,689,197,089   $411,878,680     $--     $13,101,075,769


                             Semiannual Report | 37

Templeton Growth Fund, Inc.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank


                             38 | Semiannual Report

Templeton Growth Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 39

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Allocation Funds
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GROWTH FUND, INC.

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

101 S2009 04/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/LAURA F. FERGERSON
  --------------------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date:  April 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
  --------------------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date:  April 27, 2009

By /s/MARK H. OTANI
  -------------------------------------
  Mark H. Otani
  Chief Financial Officer and
  Chief Accounting Officer
Date:  April 27, 2009